UBIDAC significant transactions	6 Months Ended
Jun. 30, 2021
UBIDAC significant transactions
UBIDAC significant transactions

14. UBIDAC significant transactions

On 28 June 2021, UBIDAC and NWH entered into a binding agreement with Allied Irish Banks p.l.c. (AIB) for the sale of c.€ 4.2 billion gross performing commercial lending and associated undrawn exposures of c.€ 2.8 billion. Approximately 280 colleagues will transfer from UBIDAC to AIB with the final number of roles confirmed as the deal completes. RWAs in relation to these total balances are estimated at c.€ 4 billion. This transaction is subject to regulatory approvals. On completion, it is estimated that a small gain on disposal will be recognised, based on the net carrying value of the lending as at 31 December 2020. The exact impacts of disposal will depend on movements in the book between now and transfer, the timing of which remains uncertain.

On 23 July 2021, NatWest Group and UBIDAC have entered into a non-binding Memorandum of Understanding (MOU) with Permanent TSB Group Holdings p.l.c. (PTSB) for the proposed sale of a perimeter comprising performing non-tracker mortgages, performing micro-SME loans, UBIDAC's asset finance business and 25 of its branch locations. The TUPE principle will apply to staff wholly or mainly assigned to the agreed in-scope perimeter. The proposed perimeter included approximately € 7.6 billion of gross performing loans as at 31 March 2021, the majority relating to non-tracker mortgages. As part of the consideration for the proposed transaction, it is proposed that NatWest Group would receive a minority non-consolidating equity stake in PTSB. The proposed sale may not be concluded on the terms contemplated in the MoU, or at all. No estimate of any financial effect of the potential transaction can be made at the date of approval of these accounts.